SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 1, 2016 (January 26, 2016)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On January 26, 2016, National Health Investors issued a press release announcing the date of its quarterly earnings release and conference call for the fourth quarter ended December 31, 2015. NHI plans to issue its earnings release for the fourth quarter before the market opens on Thursday, February 18, 2016, and will host a conference call on the same day at 1 p.m. ET.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index and is incorporated herein by reference.

Exhibit Index
Number	Exhibit
99.1	HTML version of press release issued January 26, 2016 titled “NHI Announces Fourth Quarter 2015 Earnings Release and Conference Call Date.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
NATIONAL HEALTH INVESTORS, INC.
	By:	/s/ Roger R. Hopkins
	Name:	Roger R. Hopkins
	Title:	Principal Financial Officer
Date: January 29, 2016